UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 3, 2008

______________________________

SYSTEMAX INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13792 (Commission File Number)	11-3262067 (IRS Employer Identification No.)

11 Harbor Park Drive
Port Washington, New York 11050
(Address of principal executive offices)

(516) 608-7000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously announced, on January 5, 2008, Systemax Inc. (the “Company”) entered into an asset purchase agreement (the “Purchase Agreement”) with CompUSA Inc., a Delaware corporation (the “Seller”), New SAH Corp., a Delaware corporation and a wholly-owned subsidiary of the Company, CompUSA.com Inc., formerly known as DotDeal Inc., a Florida corporation and a wholly-owned subsidiary of the Company, and CompUSA Realty Inc., formerly known as Longhorn Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (the “Real Estate Buyer”).

Pursuant to the Purchase Agreement, on March 4, 2008, the Real Estate Buyer and another wholly-owned subsidiary of the Company completed their acquisitions of sixteen retail leases from the Seller and certain fixtures located at these locations.  The aggregate purchase price for the leases and the fixtures located at each leased premises was approximately $11.5 million.

Item 2.02	Results of Operations and Financial Condition

A press release regarding fourth quarter 2007 financial results was issued by the Company on March 10, 2008.  Since the issuance of the press release, the Company made immaterial revisions to cash flow from operations for the fourth quarter and full year and current liabilities at fiscal year end 2007.  The copy of the press release attached hereto reflects these changes.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 3, 2008, the board of directors of the Company approved an amendment to the Company’s bylaws to change the Company’s fiscal year end to the Saturday closest to December 31, commencing with the fiscal year ending December 29, 2007.  The text of the amendment to the Company’s bylaws is filed as an exhibit hereto. There will be no transition period resulting from the change in fiscal year end.

Item 9.01	Financial Statements and Exhibits

(b) Pro Forma Financial Information

Based on financial information currently available, the Company does not anticipate that the acquisition described in Item 2.01 will exceed the significance test and therefore no pro forma financial statements will be required.

(d) Exhibits

3(ii)	Amendment to Bylaws

99.1	Press Release of Systemax Inc., dated March 10, 2008, regarding financial results for fourth quarter of 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                SYSTEMAX INC.

                By: /s/ Curt Rush
                    Name: Curt Rush
                    Title:   General Counsel and Secretary

Date:  March 13, 2008

Exhibit Index

3(ii)	Amendment to Bylaws

99.1	Press Release of Systemax Inc., dated March 10, 2008, regarding financial results for fourth quarter of 2007.